ETF P2 03/22

SUPPLEMENT DATED March 4, 2022

TO THE PROSPECTUS DATED AUGUST 1, 2021

OF

Franklin LibertyQ Emerging Markets ETF

Franklin LibertyQ Global Dividend ETF

Franklin LibertyQ Global Equity ETF

(each a series of Franklin Templeton ETF Trust) (collectively, the “Funds”)

Effective immediately, the following disclosure is added as a sub-risk of “Foreign Securities (non-U.S.)” in the section titled “Fund Details—Principal Risks” in the Funds’ Prospectus:

Risks Related to Russia’s Invasion of Ukraine.  Russia’s recent military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine.  These, as well as any other economic consequences to Russia, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on the Russian government, companies or individuals, along with any retaliatory actions or countermeasures that may be taken by Russia (including cyberattacks on other governments, corporations or individuals) may further decrease the value and liquidity of Russian securities.  To the extent that the Fund has exposure to Russian or other Eastern European investments, the Fund’s the ability to price, buy, sell, receive or deliver such investments may be impaired.  In addition, any exposure that the Fund may have to Russian counterparties could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.  These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

Due to difficulties transacting in impacted securities, the Fund’s Underlying Index has announced the removal of Russian securities as a result of the actions described above. Consequently, the Fund may experience challenges liquidating the applicable positions and/or sampling the Underlying Index to continue to seek the Fund’s investment goal. Such circumstances may lead to increased tracking error between the Fund’s performance and the performance of its Underlying Index. Additionally, due to current and potential future sanctions or potential market closures impacting the ability to trade or transfer Russian securities, the Fund may experience higher transaction costs and/or shares may trade at a premium or discount to the Fund’s net asset value (NAV).

Please keep this supplement with your Prospectus for future reference.

ETF SA1 03/22

SUPPLEMENT DATED March 4, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED AUGUST 1, 2021

OF

Franklin LibertyQ Emerging Markets ETF

Franklin LibertyQ Global Dividend ETF

Franklin LibertyQ Global Equity ETF

(each a series of Franklin Templeton ETF Trust) (collectively, the “Funds”)

Effective immediately, the following disclosure is added to the section titled “Goals, Strategies and Risks — Glossary of Investments, Techniques, Strategies and their Risks — Foreign Securities” in the Funds’ SAI:

Risks Related to Russia’s Invasion of Ukraine.  Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions.  A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.  These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of the Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities.  The potential for wider conflict and any retaliatory actions or countermeasures that may be taken by Russia (including cyberattacks on other governments, corporations or individuals) may further decrease the value and liquidity of Russian securities.  In addition, the ability to price, buy, sell, receive, or deliver Russian securities is also affected due to these measures.  For example, the Fund may be prohibited from investing in or acquiring securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with Russia, which would prevent the Fund from selling or delivering these investments. Any exposure that the Fund may have to Russian counterparties could also negatively impact the Fund’s portfolio.

The extent and duration of Russia’s military actions and the repercussions of such actions are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.  These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

Please keep this supplement with your SAI for future reference.